UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K/A



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): November 5, 2003


                   Global Life Sciences, Inc.
               -----------------------------------
     (Exact Name of Registrant as Specified in Its Charter)

                            Nevada
                    ---------------------
         (State or other jurisdiction of incorporation)


         000-33333                       33-9374101
       -------------                 ------------------
  (Commission File Number)    (I.R.S. Employer Identification No.)


   2020 Main Street, Suite 600, Irvine, California     92614
  ------------------------------------------------   --------
     (Address of Principal Executive Offices)       (Zip Code)


                         949-223-7103
                      -------------------
      (Registrant's Telephone Number, including area code)


  (Former Name or Former Address, if Changed Since Last Report)








                          - 2 -




Item 7.   Financial Statements and Exhibits

a.   Financial Statements of Business Acquired


                                    Neudorfstr 18
                                    65239 Hochheim am Main

                                    Grauer Hof 11
                                    38828 Wegeleben OT Adersleben

Dipl. Bw. Frank Kisch

                                                  20. Januar 2004
Independent Auditors' Report

The Stockholders, Members and Board of Directors

We have audited the combined balance sheets of Laboratory Division of Global Life Sciences, Inc. as of December 31, 2003 and the related combined statements of operations, changes in stockholder' equity and cash flows for the years December 31, 2001, 2002 and 2003. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits of the combined financial statements provide a reasonable basis for our opinion.

In our opinion, the combined balance sheets referred to above present fairly, in all material respects, the financial position of Laboratory Division of Global Life Sciences, Inc. as of the years December 31, 2001, 2002 and 2003 and the results of their operations and their cash flows for the years December 31, 2001, 2002 and 2003, in conformity with accounting principles generally accepted in the United States of America.

Mit freundlichen GruBen

/s/ Frank Kisch
-------------------
Diplom Betriebswirt





                          - 3 -










                                    Combined Financial Statements

                Laboratory Division of Global Life Sciences, Inc.

                                                December 31, 2003
                                                December 31, 2002
                                                December 31, 2001
























                          - 4 - F1





        Laboratory Division of Global Life Sciences, Inc.

                  Combined Financial Statements

                        December 31, 2003
                        December 31, 2002
                        December 31, 2001

           (With Independent Auditors' Report Thereon)
























                          - 5 - F2






        Laboratory Division of Global Life Sciences, Inc.

                        Table of Contents




Combined Balance Sheets                                          F4
Combined Statements of Operations                                F5
Combined Statements of Changes in Stockholders' Equity           F6
Notes to Combined Financial Statements                           F7






                      (all figures in Euro)


















                          - 6 - F3





        Laboratory Division of Global Life Sciences, Inc.

                    Combined Balanced Sheets

                        December 31, 2003
                        December 31, 2002
                        December 31, 2001

                             Assets

--------------------------------------------------------------------------------------
 Current assets:                             December 31,  December 31,  December 31,
                                                 2003          2002          2001
--------------------------------------------------------------------------------------

 Cash (including restricted cash of EUR)      153.123,58     98.269,32    129.345,28
 Accounts receivable                           85.258,32     73.214,73     65.502,22
 Prepaid expenses and other current assets     41.583,10     31.254,26     23.001,60
 Total current assets                         279.965,00    202.738,31    217.849,10
 Property and equipment, net (note 2)       2.998.000,00  2.785.000,00  2.575.000,00
 Other assets (intangible)                  3.257.000,00  2.975.000,00  2.745.000,00
 Total combined assets                      6.534.965,00  5.962.738,31  5.537.849,10
--------------------------------------------------------------------------------------



                Liabilities Stockholders' Equity

--------------------------------------------------------------------------------------
 Current liabilities:                        December 31,  December 31,  December 31,
                                                 2003          2002          2001
--------------------------------------------------------------------------------------

 Accounts payable                              85.633,12     78.256,47     63.599,23
 Accounts expenses                             21.458,59     15.385,38     11.486,81
 Due to stockholders (note 3)                  20.000,00            --            --
 Stockholders' Equity                       6.407.873,29  5.869.096,46  5.462.763,06
 Total current liabilities                  6.534.965,00  5.962.738,31  5.537.849,10
--------------------------------------------------------------------------------------





See notes to combined financial statements.




                          - 7 - F4





        Laboratory Division of Global Life Sciences, Inc.

                Combined Statements of Operations



--------------------------------------------------------------------------------------
 Revenue:                                    December 31,  December 31,  December 31,
                                                 2003          2002          2001
--------------------------------------------------------------------------------------

 Customer group 1:                            813.934,50    792.760,48    750.905,35

 "Nahrungsmittelallergie, Insekten-und           855           837           811
 Medikamentenunvertragrichkeit"               customers     customers     customers
--------------------------------------------------------------------------------------
 Customer group 2:                            895.834,22    830.560,99    795.890,40

 "Umwelterkrankungen,                            962           941           905
 Nahrungsmittelzusatze"                       customers     customers     customers
--------------------------------------------------------------------------------------
 Customer group 3:                            410.921,82    385.750,65    401.304,32

 "Immunologische-und Hormonunter-                434           417           423
 suchungen bei Anti Aging Patienten"          customers     customers     customers
--------------------------------------------------------------------------------------
 Other                                         15.900,00      5.300,50     22.305,25
--------------------------------------------------------------------------------------
 Net revenues                               2.136.590,54  2.014.372,62  1.970.405,32
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
 Costs and expenses:                         December 31,  December 31,  December 31,
                                                 2003          2002          2001
--------------------------------------------------------------------------------------

 Cost of revenues                           1.798.931,05  1.722.387,38  1.650.540,59
 Selling, general and administrative          167.877,20    152.303,55    120.560,12
 Total expenses                             1.966.808,25  1.874.690,93  1.771.100,71
 Net income (loss)                            169.782,29    139.681,69    199.304,61
--------------------------------------------------------------------------------------





See note to combined financial statements.






                          - 8 - F5




        Laboratory Division of Global Life Sciences, Inc.

     Combined Statements of Changes in Stockholders' Equity



                        December 31, 2003
                        December 31, 2002
                        December 31, 2001


The lab's shareholders (Prof. Dr. Dr. Hans-Jurgen Reimann and Dr. Antje Reimann) have chosen to operate the lab as sole proprietorship; hence there were no shares issued nor outstanding in the reporting period. In Q4, 2003, the shareholders decided to sell the lab to Global Life Sciences, Inc. and therefore entered into an asset purchase agreement in order to sell all assets to the public company (we did not analyze or audit the stockholders' equity of Global Life Sciences, Inc.).









See notes to combines financial statements.









                          - 9 - F6




        Laboratory Division of Global Life Sciences, Inc.

             Notes to Combined Financial Statements


                        December 31, 2003
                        December 31, 2002
                        December 31, 2001



1.)  Organization and summary of Significant Accounting Policies

     a.)  Corporate Organization

          ---

     b.)  Income Taxes

          The combined financial statements include the accounts of the lab, which have elected to be taxed under German law.

     c.)  Property and Equipment

          see appraisal

     d.)  Revenue Recognition

          The lab recognizes revenue generally upon payment for services rendered.

     e.)  Advertising Costs

          Advertising expenditures related to service promotion and marketing efforts are expenses as incurred.

     f.)  Use of Estimates

          Management of the lab has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these combined financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

     g.) Financial Instruments Fair Value, Concentration of Business and Credit Risks

          ---

     h.)  Cash Flow

          Fore purposes of cash flows, the lab considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents.




                          - 10 - F7




2.)  Property and Equipment

     Property and equipment, net, consist of the following: see appraisal.

     ---

3.)  Due to Stockholders

     Advances from certain stockholders have been made to the lab
     primarily  for  working capital purposes.   Amounts  due  to
     stockholders represent non-interest bearing advances which are due on demand.

4.)  Operating Lease Commitments

     ---

5.)  Common Stock

     No common stock as been issued nor authorized as the lab has been operated as sole proprietorship (see above.)

6.)  Disclaimer

     The audit is based on financial data provided by management and Prof. Dr. Dr. Reimann. As the lab was operated as sole proprietorship we had only access to data required by German law for such sole proprietorships. I conducted my analysis and review in accordance with auditing and appraisal standards generally accepted in the United States of America. I believe that my appraisals of the combined assets provide a reasonable basis for my opinion and that I the analysis has been performed to the best of my knowledge and belief as independent auditor.












                          - 11 - F8





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         GLOBAL LIFE SCIENCES, INC.


February 25, 2004             By: /S/ PROF. DR. DR. HANS-JURGEN REIMANN
                                  -------------------------------------
                              PROF. DR. DR. HANS-JURGEN REIMANN
                              President and Chief Executive Officer





























                          - 12 -